UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  December 30, 2008

Anaren, Inc.
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(Exact name of registrant as specified in charter)

New York	000-06620	16-0928561
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York	13057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 432-8909

Not Applicable
_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2008, Anaren, Inc. (the “Company”) entered into amendments to the employment agreements between the Company and Lawrence A. Sala, the Company’s President and Chief Executive Officer, and Carl W. Gerst, Jr., the Company’s Chief Technical Officer (collectively, the “Amendments”).  The principal purpose of the Amendments was to bring the employment agreements into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).  The Amendments generally affect the timing, but not the amount, of compensation and other benefits that may be received by the executives thereunder and implement related technical changes.

Under the Amendment to Employment Agreement, the Company and Mr. Sala agreed to adjust the timing of separation payments to comply with Section 409A.  The Amendment (i) provides for certain payments to be made on the first day of the seventh month following Mr. Sala’s separation date, (ii) clarifies that the acceleration of any change of control payments should comply with Section 409A, and (iii) provides that the Company will reimburse Mr. Sala for any excise taxes owed by him in the event payments to Mr. Sala constitute “excess parachute payments” under Section 280G of the Internal Revenue Code.  The amount of Mr. Sala’s compensation and other benefits were not increased by the Amendment.

Under Amendment #3 to Carl W. Gerst, Jr.’s Employment Agreement, the Company and Mr. Gerst agreed that severance payments owed to Mr. Gerst pursuant to his Employment Agreement, as modified by Amendment #2 dated May 14, 2008, will  be made by the Company in a single lump sum on January 12, 2009.  After such lump sum severance payment, the Company will have no further obligation to Mr. Gerst with regards to severance compensation.  In addition to revisions regarding the payment structure of Mr. Gerst’s severance, the Amendment clarifies that the acceleration of any change of control payments should comply with Section 409A.

The foregoing description of the Amendments is qualified in its entirety by the terms of the Amendments, copies of which are attached as exhibits to this filing and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1           Amendment to Employment Agreement, dated December 30, 2008, by and between Lawrence A. Sala and Anaren, Inc.

10.2           Amendment #3 to Carl W. Gerst, Jr. Employment Agreement, dated December 30, 2008, by and between Carl W. Gerst, Jr. and Anaren, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: January 5, 2009

ANAREN, INC.

By:	/s/ Lawrence A. Sala
Name: Lawrence A. Sala
Title: President and Chief Executive Officer (Principal Executive Officer)